Bank of America- Merrill Lynch Global Metals and Mining Conference Gregory H. Boyce Chairman and Chief Executive Officer May 11-12, 2011 Exhibit 99.1

2 Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of Apr. 19, 2011. These factors are difficult to accurately predict and may be beyond the company's control. The company does not undertake to update its forward-looking statements. Factors that could affect the company's results include, but are not limited to: demand for coal in the United States and the seaborne thermal and metallurgical coal markets; price volatility and demand, particularly in higher-margin products and in our trading and brokerage businesses; impact of weather on demand, production and transportation; reductions and/or deferrals of purchases by major customers and ability to renew sales contracts; credit and performance risks associated with customers, suppliers, co-shippers, trading, banks and other financial counterparties; geologic, equipment, permitting and operational risks related to mining; transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; successful implementation of business strategies, including our Btu Conversion and generation development initiatives; negotiation of labor contracts, employee relations and workforce availability; changes in postretirement benefit and pension obligations and funding requirements; replacement and development of coal reserves; availability, access to and the related cost of capital and financial markets; effects of changes in interest rates and currency exchange rates (primarily the Australian dollar); effects of acquisitions or divestitures; economic strength and political stability of countries in which we have operations or serve customers; legislation, regulations and court decisions or other government actions, including new environmental requirements, changes in income tax regulations or other regulatory taxes; litigation, including claims not yet asserted; and other risks detailed in the company's reports filed with the Securities and Exchange Commission (SEC). The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expense, and depreciation, depletion and amortization. EBITDA, which is not calculated identically by all companies, is not a substitute for operating income, net income or cash flow as determined in accordance with United States generally accepted accounting principles. Management uses EBITDA as a key measure of operating performance and also believes it is a useful indicator of the company's ability to meet debt service and capital expenditure requirements. Adjusted EPS is defined as income from continuing operations and diluted earnings per share excluding the impact of the remeasurement of foreign income tax accounts. Management has included this measurement because, in management's opinion, excluding such impact is a better indicator of the company's ongoing effective tax rate and diluted earnings per share, and is therefore more useful in comparing the company's results with prior and future periods. 04/19/11 Statement on Forward-Looking Information

Peabody Energy: The Only Global Pure-Play Coal Investment World Coal: Long-term supercycle in early stages BTU: Unique assets, position and prospects Significant leverage to high-growth Asian markets #1 in fastest growing U.S. regions Major catalysts for growth and increased shareholder value 3

2011: Targeting Significant Growth First quarter 2011 increases: Revenues +15% EBITDA +17% Op Profit +22% Diluted EPS +29% Targeting up to 40% increase in 2011 EBITDA Targeting 2011 EPS of $3.50 to $4.50 4 Peabody EBITDA $ in Millions EBITDA excludes discontinued operations. EPS is adjusted diluted EPS from continuing operations as defined on slide 2. $910 Target $2,100 - $2,500 $1,815 2006 2007 2008 2009 2010 2011

BTU: Delivering Superior Margins Source: Earnings release data through Dec. 31, 2010; peers comprised of ACI, ANR, CNX, ICO, MEE and PCX. Gross Margins Containing costs through structural investments and process improvement Leveraging higher prices through portfolio management and contracting strategies BTU Peers Peabody Gross Margins Rise to 29% in 2010 5

Early Stages of Coal Supercycle

Coal: Entering the Early Stages of a Long-Term Supercycle 7 Coal: The World's Fastest Growing Fuel for Past Decade Source: BP Statistical Review of World Energy, June 2010. Coal +46% Growth in Major Energy Forms (1999 - 2009) Natural Gas +27% Oil +10% Hydro +25% Nuclear +7%

8 Source: International Energy Agency, World Energy Outlook 2010. Exceeds Growth in Gas, Oil, Nuclear, Hydro, Biomass, Geo & Solar 3,516 1,604 (368) 779 1,030 226 55 107 Incremental Generation by Fuel Type (2008 - 2020) Future Coal Generation Growth: More Than Double That of Any Other Source

Seaborne Thermal Coal: Demand Expected to Outpace Supply Expected Increase in Seaborne Thermal Demand 2010 - 2015 India China Other Pacific Atlantic Expected Increase in Seaborne Thermal Supply 2010 - 2015 Australia Indonesia Russia S. Africa Colombia Other Source: Peabody analysis. 2010 2015 2010 2015 50-75 Million Tonne Shortfall 9

Global Metallurgical Coal Use Forecast to Rise ~550 Million Tonnes by 2020 Global steel production expected to rise nearly 60% by 2020 Bulk of market share growth in China and India Trend highlights structural shortage of premium coking coal 10 Expected Global Steel Production and Met Coal Demand Source: Peabody Global Energy Analytics.

Australia Expected to Supply Majority of Global Met Coal Increase 11 Expected Increase in Seaborne Met Demand 2010 - 2015 Expected Increase in Seaborne Met Supply 2010 - 2015 Source: Peabody analysis. 65 - 75 Atlantic Brazil India China Europe South Korea Japan 85 - 95 Australia Mongolia Other Pacific Russia GAP

U.S. Demand Expected to Rise in Powder River and Illinois Basins 12 Expected U.S. Coal Demand Change 2010 - 2015 (Tons in Millions) 60-70 45-55 (5) - 5 (10-15) (45-55) Estimates based on Peabody analysis and industry reports. Includes exports. CAPP Challenged by Permitting, Geology, Safety, Cost Structure ILB Fastest Growing Region PRB Growing to the East and Far East

Peabody Well Positioned to Serve High-Growth Markets

Newcastle Thermal Coal Prices Reaching New Highs BTU levered to rising thermal coal prices Majority of 2011 unpriced coal expected to settle in line with benchmark 80% - 85% unpriced for 2012 Newcastle Thermal Coal Source: Third party pricing data as of April 19, 2011. Unpriced positions as of April 19, 2011 earnings release. Newcastle Prices ~$130 Per Tonne 14

Seaborne Metallurgical Coal Pricing Trend Continues to Increase Quarterly contracts settled at $330 per tonne benchmark Peabody levered to rising met coal prices 4 - 5 million tons unpriced for 2011 All 2012 and beyond met coal unpriced 15 Benchmark Met Coal Prices (Dollars / Metric Ton) April Benchmark Sets New Record Source: Third party pricing data as of April 19, 2011. Unpriced positions as of April 19, 2011 earnings release.

U.S. Coal Demand Likely to See Modest Rebound in 2011

Peabody ENERGY

Peabody's U.S. Unpriced Position Leveraged to 2012 Recovery

- Positives:
  - Year-to-date stockpile draws twice the five-year average
  - 5+% rise in industrial output
  - Increasing coal exports
- Challenges:
  - Muted GDP growth
  - ~10 MT added coal-to-gas switching affecting CAPP
  - Stockpiles running above target levels
- Coal plants still running below historical capacity
- Greater recovery seen in 2012 and beyond

BTU's Unpriced U.S. Volumes

2011: Essentially Sold Out
2012: 30% – 35%
2013: 70% – 80%



Unpriced positions as of April 19, 2011 earnings release.

16

Major Pipeline of Growth Projects


International
Excel Purchase
Singapore
London
Jakarta
Beijing
Metropolitan Expansion
Denham/ Goonyella Corridor
Mongolia Initiatives
Wilpinjong Prep
Burton North
China Joint Ventures
Wambo O/C Exp.
Burton Expansion
Wambo UG Exp.
Global Exploration
Millennium Expansion
Indonesia Sourcing
China GreenGen
2006
2010
Acquisitions?
United States
Gateway
El Segundo
Bear Run
New PRB Leases
Sage Creek
NARM Dragline
NARM Blending Facility
Wild Boar
School Creek
West Coast Port
NARM Conveyor
Gateway North
Bear Run Expansion
Twentymile Prep

17

Peabody Expanding Australia Production to Serve Rising Demand 18 ~8.0 15.0 - 17.0 12.0 - 15.0 27.0 35.0 - 40.0 Tons in Millions Actual results may differ from forecast. Statement on forward-looking information detailed on slide 2. 8.3 Australia Platform Grows to 35 - 40 Million Tons Per Year by 2014 - 2015 Metallurgical Coal Seaborne Thermal Domestic Thermal

Country Country Project Pipeline Australia Organic expansion program to lift production to 35 - 40 million tons by 2014 - 2015 China GreenGen partner; Projects with Huaneng/Calera (Inner Mongolia) and Yankuang (Xinjiang) and others Indonesia Executed long-term sourcing agreement; Pursuing greenfield developments, JV prospects, M&A India Exploring long-term coal supplies and other strategic ventures with Coal India Mongolia Shortlist bidder for Tavan Tolgoi; Exploration program under way in Peabody-Gobi JV United States Multiple mine expansions and West Coast terminal for PRB exports to Asia Peabody Energy: Multiple Growth Catalysts to Serve Asian Demand 19

BTU Advancing Multiple Projects in U.S. Bear Run Growing to ~8 MT in 2012 Wild Boar In production, rising to ~2 MT in 2011 Gateway North Expanding ~40% to 4.5 MT in several years El Segundo Adding 1+ MT in 2011 PRB Adding ultra-class trucks; Modest volume growth in 2011 School Creek pending West Coast Exports Developing plans for PRB exports to Asia at scale 20

Peabody Secures Major Long-Term Agreement for PRB Exports to Asia Seaborne subbituminous volumes expected to rise 75% by 2015 Peabody access: Up to 24 MTPY Ultimate port capacity of 48 MTPY of coal; 54 MTPY of all commodities Permitting under way by SSA for deep-draft site in Cherry Point, Wash. Estimated cost of $500 million Projected 2015 startup Local business, labor and bipartisan support 21 Expands Opportunities for PRB to Serve Fastest Growing Markets

2011 Peabody Key Focus Areas Capture value from upward coal price movements within our significant open position Advance expansion of Australian metallurgical and thermal export mines, work to recapture value lost from the recent flooding Advance emerging growth projects and commercial transactions in China, Mongolia, Indonesia and India Extend Peabody's three primary U.S. growth avenues: the Powder River Basin, Illinois Basin and U.S. exports Aggressively pursue accretive acquisitions in growth areas Maintain intensity for excellence in safety, operations, portfolio management, trading/brokerage and social responsibility 22

Peabody The Leader Among U.S. Peers #1 Tons Sold #1 Net Income #1 Market Cap #1 Reserves #1 PRB & ILB #1 Exports #1 Credit Rating 23 Fuels 10% of U.S. Generation and 2% of World's Power 2010 Income Greater than Next Eight Largest U.S. Peers Combined Nearly One-Third of U.S. Coal Market Cap 9 Billion Tons; > Oil Reserves in the Continental U.S. Largest Producer in Fastest Growing U.S. Regions Global Operations Serve Customers on Six Continents Highest Rating of the U.S. Peers Source: Based on latest available public data.

BTU: Significant Upside to Shareholder Value A return to historical multiples represents significant upside Valuation growth driven by: Global expansion High-quality asset base Earnings leverage to rising seaborne prices Strong track record Current valuation ignores supercycle and prices BTU at late-cycle multiples 24 2010 Peabody One-Year Forward EV/EBITDA Multiple Five-Year Average Source: Forward multiples based on First Call data.

Bank of America- Merrill Lynch Global Metals and Mining Conference Gregory H. Boyce Chairman and Chief Executive Officer May 11-12, 2011